UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               ADYM W. RYGMYR
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2012

ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING DECEMBER 31, 2012


[LOGO OF USAA]
    USAA(R)

                                              [GRAPHIC OF USAA REAL RETURN FUND]

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       ANNUAL REPORT
       USAA REAL RETURN FUND
       FUND SHARES o INSTITUTIONAL SHARES
       DECEMBER 31, 2012

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

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PRESIDENT'S MESSAGE

"OVERALL, OUR OUTLOOK IS CAUTIOUS.
DESPITE SOME SIGNS OF IMPROVEMENT,                 [PHOTO OF DANIEL S. McNAMARA]
THE U.S. ECONOMY REMAINS FRAGILE."

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FEBRUARY 2013

The financial markets recorded robust results during the one-year reporting period, with almost every asset class generating a positive return. U.S., international, and emerging markets stocks posted double-digit gains, as did many riskier fixed-income classes, including investment-grade bonds and high-yield bonds.

The results came despite mixed economic data, political uncertainty, and record low interest rates. Investors were optimistic at the beginning of 2012 as the U.S. economy -- including the level of unemployment -- appeared to improve. We were skeptical, mainly because we believed the data were temporarily influenced by the unusually mild winter. Nevertheless, investors seized on the "good" news and stocks and riskier asset classes performed well. They extended their gains as the European Central Bank (ECB) continued its version of quantitative easing, flooding the European banking system with euros.

Though many observers had hoped that U.S. economic activity would accelerate during the spring, the warm winter weather did appear to have pulled demand (and job gains) forward without permanently improving the U.S. economic outlook. Europe was in a recession and economic growth slowed in China. Market sentiment, however, remained upbeat, perhaps in anticipation of additional stimulative action by global central banks.

And indeed, during September, the Federal Reserve (the Fed) announced a third round of quantitative easing (QE3) to help boost U.S. economic growth. In QE3, the Fed made an open-ended commitment to continue buying mortgage-backed securities for as long as it takes to meaningfully drop the unemployment rate. The Fed went even further in December, making another open-ended commitment -- in this case, to buy long-term U.S. Treasury securities every month starting in January 2013.

Across the Atlantic, the ECB announced a new quantitative easing program, extending a number of its liquidity operations to help the financial markets

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

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deal with the effects of the European sovereign debt crisis. This action also gave European Union (EU) policymakers time to address the problems of the EU's weakest members, many of which are weighed down by a staggering amount of debt. At the time of this writing, a lasting solution remains elusive and major sticking points are left, particularly enforcement mechanisms to keep these economies on track to fiscal balance.

Meanwhile, the U.S. election campaign built to a crescendo. In the end, the voters chose to maintain the status quo -- President Barack Obama was re-elected to a second term, Republicans retained their majority in the House of Representatives, and Democrats stayed in control of the Senate. With the election over, investors shifted their attention to the so-called "fiscal cliff." Unless Congress acted, $600 to $700 billion in tax hikes and spending cuts were scheduled to take effect on January 1, 2013. (At the time of this writing, a temporary solution is in place and I am guardedly optimistic that some kind of long-term agreement will be reached. Whatever happens, I expect various tax increases and reduced spending at the federal level in 2013, which could slow economic growth over the next few calendar quarters.)

Overall, our outlook is cautious. Despite some signs of improvement, the U.S. economy remains fragile. In the long term, I am optimistic. First, the United States is becoming increasingly energy self-reliant, using newly discovered natural gas and oil resources. Second, the housing market is improving and has begun to have a positive impact on the economy as a whole. Third, many companies that reduced their capital expenditures in 2012 because of political and economic uncertainties will eventually start reinvesting in their own growth. In the short term, however, I am troubled about corporate fundamentals. Revenues have been disappointing in recent calendar quarters, and year-over-year earnings growth is near zero.

Going forward, we will continue working hard on your behalf. From everyone at USAA Asset Management Company, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Asset Management Company

Past performance is no guarantee of future results.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

    Distributions to Shareholders                                            13

    Report of Independent Registered
      Public Accounting Firm                                                 14

    Portfolio of Investments                                                 15

    Notes to Portfolio of Investments                                        32

    Financial Statements                                                     36

    Notes to Financial Statements                                            39

EXPENSE EXAMPLE                                                              55

TRUSTEES' AND OFFICERS' INFORMATION                                          57

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA REAL RETURN FUND'S (THE FUND) INVESTMENT OBJECTIVE SEEKS A TOTAL RETURN THAT EXCEEDS THE RATE OF INFLATION OVER AN ECONOMIC CYCLE.

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TYPES OF INVESTMENTS

Under normal market conditions, the Fund's assets are allocated among the following asset categories: (1) inflation-linked securities, including U.S. Treasury inflation-protected securities (TIPS), non-U.S. dollar inflation-linked securities, and inflation-linked corporate and municipal securities; (2) fixed-income securities, including bank loans, floating-rate notes, short-duration bonds, investment-grade securities, high-yield bonds (also known as "junk" bonds), and non-U.S. dollar instruments, including foreign currencies;
(3) equity securities, including real estate investment trusts (REITs) and exchange-traded funds (ETFs), including those that the adviser believes have a high correlation to measures of inflation; and (4) commodity-linked instruments, such as commodity ETFs, commodity-linked notes, and other investment companies that concentrate their investments in commodity-linked instruments and to a limited extent, certain types of derivative instruments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

   JOHN P. TOOHEY, CFA                             MATTHEW FREUND, CFA
   JULIANNE BASS, CFA                              WASIF LATIF
   DAN DENBOW, CFA
   ARNOLD J. ESPE, CFA

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o   HOW DID THE USAA REAL RETURN FUND (THE FUND SHARES) PERFORM DURING THE
    REPORTING PERIOD?

    The Fund Shares generated a total return of 11.13% during the reporting period. This compares to a return of 6.98% for the Barclays U.S. Government Inflation-Linked Bond Index and a return of 13.34% for the Lipper Flexible Portfolio Funds Index.

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE PAST YEAR?

    Even though there was no shortage of issues weighing on investor sentiment during 2012, the financial markets were able to climb the "wall of worry" and largely finish with positive returns. The first half of the year was characterized by a high level of uncertainty stemming from concerns that the European debt crisis would lead to a sovereign default or a possible break-up of the euro zone. In late July, however, European Central Bank
    (ECB) President Mario Draghi announced that the ECB would do whatever was necessary to forestall this worst-case scenario. Later in the year, the U.S. Federal Reserve (the Fed) announced

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA REAL RETURN FUND

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    a continuation of its stimulative quantitative easing policy, which further boosted investor sentiment. Together with some signs that global economic growth was picking up, these factors helped the financial markets perform well in the second half of the year.

o   HOW DID THE FIXED-INCOME PORTION OF THE FUND PERFORM?

    The segment of the Fund dedicated to U.S. Treasury Inflation-Protected Securities (TIPS) and cash-like securities performed well as of December 31, 2012. TIPS generated solid, mid-single digit returns during the past year, as the growing demand for inflation protection helped the asset class gain ground and outperform plain vanilla U.S. Treasuries. Given that inflation-adjusted yields on TIPS are very low -- and even negative at shorter maturities -- we don't see attractive risk-adjusted return potential in TIPS. We, therefore, maintained a well-below-normal allocation to TIPS, and held above-normal amounts of floating-rate and very short-term fixed-income securities.

    In addition to TIPS, the Fund invests in a broad mix of investment-grade and high-yield fixed-income securities. The Fund's investment-grade fixed-income allocation also performed well during the annual period. As was the case in 2011, the strong showing of our allocation to higher-yielding investment-grade corporate bonds and commercial mortgage-backed securities
    (CMBS) enabled our bond portfolio to outpace the broader market. While we continue to emphasize corporates and CMBS in order to take advantage of the higher yields in these market segments, we are finding fewer value opportunities in these areas now than we did earlier in the year. Our approach in this environment has been to raise cash rather than buying securities that are at or above fair value, which provides us with "dry powder" to capitalize on better opportunities at a later date. In addition, we are striving to keep the bond portfolio's interest-rate sensitivity below that of the broader market to guard against the possibility of rising longer-term interest rates. We believe these strategies, which have served us well in the past on occasions when the bond market has

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    become more fully valued, is appropriate given the extent of the bond rally in the past two-plus years.

    Approximately a quarter of Fund assets are under the direction of the USAA high-yield bond team. As a result of the Fed's interest rate policy and its quantitative easing measures, yields on high yield bonds are at historic lows. Nevertheless, they continued to offer higher yields than many other asset classes, and the high yield market saw strong performance as investors sought higher-yielding securities. The JPM Global High Yield Index increased 16.21% for the year. The Fund benefitted from this strong market performance. We focus on positions in companies with high-quality cash flow streams. We also invest in floating-rate bank loans.

o   WHICH ALLOCATIONS HELPED AND HURT PERFORMANCE IN THE EQUITY SEGMENT OF THE
    FUND?

    The Fund typically carries allocations to both gold stocks and real estate-related equity securities.

    The Fund's precious metals segment detracted from performance. Physical gold rose in price during the past year, but mining stocks finished with a negative return due to concerns about their rising costs. While this position underperformed during the past year, the easy monetary policies being pursued by the world's central banks increase the risk of inflation and currency devaluation in the developed countries. What's more, valuations on precious metals mining companies appear very attractive by a number of metrics. Despite the added volatility in precious metals stocks, we feel we are being compensated for the extra risk via the potential for valuations to begin rising back toward historical levels.

    The Fund's real estate allocation provides roughly equal exposure to domestic and foreign markets. Our domestic allocation largely consists of real estate investment trusts (REITs), while we achieve the international exposure through an exchange-traded fund (ETF) that owns non-U.S. real estate-related securities. REITs

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4  | USAA REAL RETURN FUND

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    performed well during 2012 and outperformed the broader world equity markets by a wide margin, as the continued rebound in property prices both in the United States and abroad propelled gains for real-estate-related shares.

    Additionally, the Fund holds a weighting in emerging markets equities via an ETF. The MSCI Emerging Markets Index returned 18.22% during 2012, outperforming the developed global markets. The asset class was supported by the robust improvement in investor sentiment during the second half of the year, as well as the emerging markets' stronger growth and healthier government finances relative to the developed world.

    The remainder of the Fund is invested in high-quality, large-cap, dividend-paying stocks. While dividend stocks produced a gain during 2012, as a group, they underperformed the broader U.S. equity market. We continue to emphasize stocks with growing dividends -- rather than simply focusing on those with the highest yields. Given the growing cash on corporate balance sheets and dividend payout ratios near all-time lows, we believe the environment is ripe for investing in stocks with the ability to generate dividend growth.

o   HOW WOULD YOU CHARACTERIZE YOUR OUTLOOK FOR 2013 AND BEYOND?

    Our outlook is largely the same as it has been throughout the past year. In the near term, the risk of high inflation is relatively benign due to the combination of elevated unemployment, slow economic growth, and modest levels of capacity utilization. Nevertheless, the longer-term risks of inflation continue to grow due to the ongoing stimulus programs of the world's central banks. While U.S. investors tend to focus on the Fed's "quantitative easing" policy, similar approaches also are being pursued by the ECB and the Bank of Japan. In time, these policies are likely to result in higher inflation in the world economy.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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    We believe our flexibility enables us to take advantage of this evolving environment. We can position the portfolio not just to capitalize on periods of rising inflation, but also for periods of more moderate inflation or even the rare occasions of deflation. We believe our ability to invest across such a wide range of asset classes -- and to adjust our positioning within each segment of the Fund -- will help us to achieve this objective over time.

    Thank you for your investment in the Fund.

    The Real Return Fund may be subject to stock market risk and is non-diversified which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, may be worth more or less than the original cost. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. o As interest rates rise, existing bond prices fall. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability, and increased volatility. It may be more volatile than other asset classes that diversify across many industries and companies.
    o Investing in REITs has some of the same risks associated with the direct ownership of real estate. o Exchange-traded funds (ETFs) are subject to risks similar to those of stocks.

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6  | USAA REAL RETURN FUND

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INVESTMENT OVERVIEW

USAA REAL RETURN FUND SHARES (FUND SHARES)
(Ticker Symbol: USRRX)

--------------------------------------------------------------------------------
                                         12/31/12                  12/31/11
--------------------------------------------------------------------------------
Net Assets                            $70.2 Million             $167.7 Million
Net Asset Value Per Share                 $10.52                     $9.84

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/12
--------------------------------------------------------------------------------
   1 Year                                            Since Inception 10/18/10
   11.13%                                                      6.31%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/11*
--------------------------------------------------------------------------------
   Before Reimbursement    1.52%                After Reimbursement     0.89%

               (Includes acquired fund fees and expenses of 0.04%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2012, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2013, to make payments or waive management, administration, and other fees so that the total expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.85% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2013. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                BARCLAYS U.S. GOVERNMENT        LIPPER FLEXIBLE            USAA REAL
              INFLATION-LINKED BOND INDEX    PORTFOLIO FUNDS INDEX    RETURN FUND SHARES
10/31/2010            $10,000.00                  $10,000.00              $10,000.00
11/30/2010              9,830.72                    9,992.25                9,960.00
12/31/2010              9,678.60                   10,387.10               10,088.37
 1/31/2011              9,697.37                   10,604.11               10,088.37
 2/28/2011              9,780.81                   10,818.21               10,239.25
 3/31/2011              9,879.83                   10,867.38               10,320.65
 4/30/2011             10,128.16                   11,175.63               10,563.72
 5/31/2011             10,159.30                   11,078.71               10,563.72
 6/30/2011             10,241.15                   10,917.36               10,469.70
 7/31/2011             10,641.99                   10,829.34               10,561.72
 8/31/2011             10,728.63                   10,355.37               10,367.46
 9/30/2011             10,703.48                    9,660.02                9,920.52
10/31/2011             10,902.70                   10,462.58               10,394.39
11/30/2011             10,986.94                   10,302.57               10,322.28
12/31/2011             10,990.94                   10,266.92               10,298.24
 1/31/2012             11,243.26                   10,740.12               10,654.07
 2/29/2012             11,206.13                   11,078.28               10,821.52
 3/31/2012             11,085.56                   11,180.57               10,801.35
 4/30/2012             11,309.94                   11,153.69               10,832.96
 5/31/2012             11,499.18                   10,559.85               10,580.05
 6/30/2012             11,435.30                   10,856.97               10,750.37
 7/31/2012             11,652.09                   10,990.29               10,899.09
 8/31/2012             11,618.55                   11,216.36               11,047.81
 9/30/2012             11,677.64                   11,459.53               11,279.95
10/31/2012             11,778.65                   11,380.46               11,333.46
11/30/2012             11,834.95                   11,480.15               11,312.05
12/31/2012             11,757.89                   11,636.70               11,444.92

                                   [END CHART]

                        Data from 10/31/10 to 12/31/12.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Real Return Fund Shares to the following benchmark:

o The Barclays U.S. Government Inflation-Linked Bond Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the performance of the 30 largest funds within the Lipper Flexible Funds category. This category allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

*The performance of the Barclays U.S. Government Inflation-Linked Bond Index and the Lipper Flexible Portfolio Funds Index is calculated from the end of the month of October 31, 2010, while the Fund Shares inception date is October 18, 2010. There may be a slight variation of performance numbers because of this difference.

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8  | USAA REAL RETURN FUND

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USAA REAL RETURN FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIRRX)

--------------------------------------------------------------------------------
                                         12/31/12                  12/31/11
--------------------------------------------------------------------------------
Net Assets                            $228.8 Million            $46.7 Million
Net Asset Value Per Share                 $10.53                    $9.85

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/12
--------------------------------------------------------------------------------
   1 Year                                            Since Inception 10/18/10
   11.38%                                                      6.57%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/11*
--------------------------------------------------------------------------------
Before Reimbursement       0.80%                   After Reimbursement     0.69%

               (Includes acquired fund fees and expenses of 0.04%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2012, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2013, to make payments or waive management, administration, and other fees so that the total expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.65% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2013. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

The Institutional Shares are available for investment only through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 BARCLAYS U.S. GOVERNMENT        LIPPER FLEXIBLE       USAA REAL RETURN FUND
               INFLATION-LINKED BOND INDEX    PORTFOLIO FUNDS INDEX     INSTITUTIONAL SHARES
10/31/2010             $10,000.00                  $10,000.00               $10,000.00
11/30/2010               9,830.72                    9,992.25                 9,970.00
12/31/2010               9,678.60                   10,387.10                10,091.00
 1/31/2011               9,697.37                   10,604.11                10,091.00
 2/28/2011               9,780.81                   10,818.21                10,241.91
 3/31/2011               9,879.83                   10,867.38                10,327.65
 4/30/2011              10,128.16                   11,175.63                10,581.02
 5/31/2011              10,159.30                   11,078.71                10,581.02
 6/30/2011              10,241.15                   10,917.36                10,481.44
 7/31/2011              10,641.99                   10,829.34                10,583.80
 8/31/2011              10,728.63                   10,355.37                10,389.32
 9/30/2011              10,703.48                    9,660.02                 9,946.91
10/31/2011              10,902.70                   10,462.58                10,421.56
11/30/2011              10,986.94                   10,302.57                10,349.33
12/31/2011              10,990.94                   10,266.92                10,330.72
 1/31/2012              11,243.26                   10,740.12                10,687.31
 2/29/2012              11,206.13                   11,078.28                10,855.12
 3/31/2012              11,085.56                   11,180.57                10,839.63
 4/30/2012              11,309.94                   11,153.69                10,871.32
 5/31/2012              11,499.18                   10,559.85                10,617.76
 6/30/2012              11,435.30                   10,856.97                10,793.65
 7/31/2012              11,652.09                   10,990.29                10,942.82
 8/31/2012              11,618.55                   11,216.36                11,091.99
 9/30/2012              11,677.64                   11,459.53                11,319.44
10/31/2012              11,778.65                   11,380.46                11,383.88
11/30/2012              11,834.95                   11,480.15                11,373.14
12/31/2012              11,757.89                   11,636.70                11,506.28

                                   [END CHART]

                      Data from 10/31/10 to 12/31/12.*

                      See page 8 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Real Return Fund Institutional Shares to the benchmark.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

*The performance of the Barclays U.S. Government Inflation-Linked Bond Index and the Lipper Flexible Portfolio Funds Index is calculated from the end of the month, October 31, 2010, while the Institutional Shares' inception date is October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA REAL RETURN FUND

================================================================================

                           o TOP 10 EQUITY HOLDINGS* o
                                 AS OF 12/31/12
                                (% of Net Assets)

Vanguard MSCI Emerging Markets ETF** .....................................  8.2%
SPDR Dow Jones International Real Estate ETF** ...........................  1.2%
Chevron Corp. ............................................................  0.4%
Microsoft Corp. ..........................................................  0.3%
Centerra Gold, Inc. ......................................................  0.3%
Johnson & Johnson ........................................................  0.3%
General Electric Co. .....................................................  0.3%
Royal Gold, Inc. .........................................................  0.3%
Harmony Gold Mining Co. Ltd. ADR .........................................  0.3%
Dundee Precious Metals, Inc. .............................................  0.3%

 * Excludes Money Market Instruments and preferred securities.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                            o TOP 10 BOND HOLDINGS* o
                                 AS OF 12/31/12
                                (% of Net Assets)

U.S. Treasury Inflation-Indexed Notes 1.25%, 7/15/2020 ...................  3.4%
U.S. Treasury Inflation-Indexed Notes 2.50%, 1/15/2029 ...................  3.1%
iShares iBoxx High Yield Corporate Bond Fund** ...........................  1.7%
Canadian Government ......................................................  1.7%
Calpine Construction Finance Co., LP .....................................  0.8%
TransCanada Pipelines Ltd. ...............................................  0.7%
Hutchison Whampoa Ltd. ...................................................  0.7%
QBE Capital Funding III, LP ..............................................  0.7%
Sprint Nextel Corp. ......................................................  0.7%
Lincoln National Corp. ...................................................  0.7%

                             o TOP 10 INDUSTRIES* o
                                 AS OF 12/31/12
                                (% of Net Assets)

U.S. Government ..........................................................  7.3%
Commercial Mortgage-Backed Securities ....................................  5.6%
Gold .....................................................................  5.3%
Oil & Gas Storage & Transportation .......................................  4.2%
Other Diversified Financial Services .....................................  3.8%
Multi-Line Insurance .....................................................  2.6%
Diversified Banks ........................................................  2.5%
Regional Banks ...........................................................  2.4%
Independent Power Producers & Energy Traders .............................  2.4%
Property & Casualty Insurance ............................................  2.4%

 * Excludes Money Market Instruments

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 15-31.

================================================================================

12  | USAA REAL RETURN FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2012, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2013.

10.27% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended December 31, 2012, the Fund hereby designates the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $1,669,000 as long-term capital gains for the fiscal year ended December 31, 2012.

For the fiscal year ended December 31, 2012, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $5,974,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------
THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA REAL RETURN FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Real Return Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Real Return Fund at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 19, 2013

================================================================================

14  | USAA REAL RETURN FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2012

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (10.4%)

              COMMON STOCKS (9.4%)

              CONSUMER DISCRETIONARY (0.5%)
              -----------------------------
              ADVERTISING (0.1%)
     7,700    Omnicom Group, Inc.                                                          $    385
                                                                                           --------
              GENERAL MERCHANDISE STORES (0.2%)
     6,700    Target Corp.                                                                      396
                                                                                           --------
              HOME IMPROVEMENT RETAIL (0.1%)
    10,400    Lowe's Companies, Inc.                                                            369
                                                                                           --------
              SPECIALIZED CONSUMER SERVICES (0.1%)
    17,600    H&R Block, Inc.                                                                   327
                                                                                           --------
              Total Consumer Discretionary                                                    1,477
                                                                                           --------
              CONSUMER STAPLES (1.1%)
              -----------------------
              DRUG RETAIL (0.2%)
    15,000    Walgreen Co.                                                                      555
                                                                                           --------
              FOOD DISTRIBUTORS (0.1%)
    10,500    Sysco Corp.                                                                       332
                                                                                           --------
              HOUSEHOLD PRODUCTS (0.1%)
     5,738    Procter & Gamble Co.                                                              390
                                                                                           --------
              HYPERMARKETS & SUPER CENTERS (0.2%)
     6,100    Wal-Mart Stores, Inc.                                                             416
                                                                                           --------
              SOFT DRINKS (0.2%)
     9,185    PepsiCo, Inc.                                                                     629
                                                                                           --------
              TOBACCO (0.3%)
     2,870    Lorillard, Inc.                                                                   335
     6,149    Philip Morris International, Inc.                                                 514
                                                                                           --------
                                                                                                849
                                                                                           --------
              Total Consumer Staples                                                          3,171
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              ENERGY (1.2%)
              -------------
              INTEGRATED OIL & GAS (0.9%)
     9,702    Chevron Corp.                                                                $  1,049
     9,665    Exxon Mobil Corp.                                                                 836
     9,550    Occidental Petroleum Corp.                                                        732
                                                                                           --------
                                                                                              2,617
                                                                                           --------
              OIL & GAS EXPLORATION & PRODUCTION (0.2%)
     8,500    ConocoPhillips                                                                    493
                                                                                           --------
              OIL & GAS STORAGE & TRANSPORTATION (0.1%)
    13,468    Spectra Energy Corp.                                                              369
                                                                                           --------
              Total Energy                                                                    3,479
                                                                                           --------
              FINANCIALS (1.7%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
     2,400    BlackRock, Inc.                                                                   496
     7,200    State Street Corp.                                                                339
                                                                                           --------
                                                                                                835
                                                                                           --------
              DIVERSIFIED BANKS (0.3%)
    24,176    Wells Fargo & Co.                                                                 826
                                                                                           --------
              LIFE & HEALTH INSURANCE (0.2%)
    19,755    MetLife, Inc.                                                                     651
                                                                                           --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
    19,719    JPMorgan Chase & Co.                                                              867
                                                                                           --------
              PROPERTY & CASUALTY INSURANCE (0.1%)
     5,430    Travelers Companies, Inc.                                                         390
                                                                                           --------
              REGIONAL BANKS (0.3%)
    19,810    BB&T Corp.                                                                        577
     7,000    PNC Financial Services Group, Inc.                                                408
                                                                                           --------
                                                                                                985
                                                                                           --------
              SPECIALIZED FINANCE (0.1%)
     4,900    CME Group, Inc.                                                                   248
                                                                                           --------
              THRIFTS & MORTGAGE FINANCE (0.1%)
    30,225    People's United Financial, Inc.                                                   365
                                                                                           --------
              Total Financials                                                                5,167
                                                                                           --------
              HEALTH CARE (1.3%)
              ------------------
              HEALTH CARE EQUIPMENT (0.1%)
     8,498    Medtronic, Inc.                                                                   349
                                                                                           --------

================================================================================

16  | USAA REAL RETURN FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              MANAGED HEALTH CARE (0.1%)
     7,190    UnitedHealth Group, Inc.                                                     $    390
                                                                                           --------
              PHARMACEUTICALS (1.1%)
    10,430    Abbott Laboratories                                                               683
    13,798    Johnson & Johnson                                                                 967
    19,660    Merck & Co., Inc.                                                                 805
    31,500    Pfizer, Inc.                                                                      790
                                                                                           --------
                                                                                              3,245
                                                                                           --------
              Total Health Care                                                               3,984
                                                                                           --------
              INDUSTRIALS (1.3%)
              ------------------
              AEROSPACE & DEFENSE (0.4%)
     9,900    Raytheon Co.                                                                      570
     7,760    United Technologies Corp.                                                         636
                                                                                           --------
                                                                                              1,206
                                                                                           --------
              AIR FREIGHT & LOGISTICS (0.2%)
     8,519    United Parcel Service, Inc. "B"                                                   628
                                                                                           --------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.1%)
     4,000    Caterpillar, Inc.                                                                 359
                                                                                           --------
              ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
    17,463    Republic Services, Inc.                                                           512
                                                                                           --------
              INDUSTRIAL CONGLOMERATES (0.3%)
    46,035    General Electric Co.                                                              966
                                                                                           --------
              INDUSTRIAL MACHINERY (0.1%)
     2,740    Stanley Black & Decker, Inc.                                                      203
                                                                                           --------
              Total Industrials                                                               3,874
                                                                                           --------
              INFORMATION TECHNOLOGY (1.2%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.5%)
    43,510    Cisco Systems, Inc.                                                               855
     9,900    Motorola Solutions, Inc.                                                          551
     3,850    QUALCOMM, Inc.                                                                    239
                                                                                           --------
                                                                                              1,645
                                                                                           --------
              IT CONSULTING & OTHER SERVICES (0.1%)
     1,009    International Business Machines Corp.                                             193
                                                                                           --------
              SEMICONDUCTORS (0.3%)
    22,380    Intel Corp.                                                                       462
    11,300    Texas Instruments, Inc.                                                           349
                                                                                           --------
                                                                                                811
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              SYSTEMS SOFTWARE (0.3%)
    36,980    Microsoft Corp.                                                              $    989
                                                                                           --------
              Total Information Technology                                                    3,638
                                                                                           --------
              MATERIALS (0.4%)
              ----------------
              DIVERSIFIED CHEMICALS (0.1%)
     6,800    E.I. du Pont de Nemours & Co.                                                     306
                                                                                           --------
              DIVERSIFIED METALS & MINING (0.0%)
     3,600    Freeport-McMoRan Copper & Gold, Inc.                                              123
                                                                                           --------
              PAPER PACKAGING (0.1%)
     7,900    Bemis Co., Inc.                                                                   264
                                                                                           --------
              PAPER PRODUCTS (0.1%)
     8,150    International Paper Co.                                                           325
                                                                                           --------
              STEEL (0.1%)
    11,400    Steel Dynamics, Inc.                                                              157
                                                                                           --------
              Total Materials                                                                 1,175
                                                                                           --------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    14,913    AT&T, Inc.                                                                        503
                                                                                           --------
              UTILITIES (0.5%)
              ----------------
              ELECTRIC UTILITIES (0.1%)
     4,100    Northeast Utilities                                                               160
     5,970    Southern Co.                                                                      256
                                                                                           --------
                                                                                                416
                                                                                           --------
              GAS UTILITIES (0.1%)
     7,100    ONEOK, Inc.                                                                       304
                                                                                           --------
              MULTI-UTILITIES (0.3%)
    15,000    CenterPoint Energy, Inc.                                                          289
    13,300    CMS Energy Corp.                                                                  324
     9,101    Xcel Energy, Inc.                                                                 243
                                                                                           --------
                                                                                                856
                                                                                           --------
              Total Utilities                                                                 1,576
                                                                                           --------
              Total Common Stocks (cost: $26,814)                                            28,044
                                                                                           --------
              PREFERRED SECURITIES (1.0%)

              ENERGY (0.3%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.3%)
     1,000    Chesapeake Energy Corp., 5.75%, perpetual(a)                                      896
                                                                                           --------

================================================================================

18  | USAA REAL RETURN FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              FINANCIALS (0.4%)
              -----------------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
    40,000    Citigroup Capital XIII Trust, 7.88%, cumulative redeemable                   $  1,116
                                                                                           --------
              TELECOMMUNICATION SERVICES (0.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
    40,000    Qwest Corp., 7.38%, cumulative                                                  1,072
                                                                                           --------
              Total Preferred Securities (cost: $3,107)                                       3,084
                                                                                           --------
              Total U.S. Equity Securities (cost: $29,921)                                   31,128
                                                                                           --------
              INTERNATIONAL EQUITY SECURITIES (9.9%)

              COMMON STOCKS (1.3%)

              CONSUMER DISCRETIONARY (0.1%)
              -----------------------------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
    10,500    Carnival Corp.                                                                    386
                                                                                           --------
              CONSUMER STAPLES (0.2%)
              -----------------------
              PACKAGED FOODS & MEAT (0.2%)
    13,310    Unilever N.V.                                                                     510
                                                                                           --------
              ENERGY (0.2%)
              -------------
              INTEGRATED OIL & GAS (0.2%)
     8,983    Royal Dutch Shell plc "A" ADR                                                     619
                                                                                           --------
              HEALTH CARE (0.2%)
              ------------------
              PHARMACEUTICALS (0.2%)
    10,460    Novartis AG ADR                                                                   662
                                                                                           --------
              INDUSTRIALS (0.2%)
              ------------------
              INDUSTRIAL MACHINERY (0.2%)
     9,721    Eaton Corp. plc                                                                   527
                                                                                           --------
              MATERIALS (0.1%)
              ----------------
              STEEL (0.1%)
     2,900    Rio Tinto plc ADR                                                                 168
                                                                                           --------
              TELECOMMUNICATION SERVICES (0.3%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.3%)
     8,071    Rogers Communications, Inc. "B"                                                   367
    30,865    Vodafone Group plc ADR                                                            778
                                                                                           --------
                                                                                              1,145
                                                                                           --------
              Total Telecommunication Services                                                1,145
                                                                                           --------
              Total Common Stocks (cost: $3,917)                                              4,017
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                                                        VALUE
$(000)/SHARES SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              PREFERRED SECURITIES (0.4%)

              FINANCIALS (0.4%)
              -----------------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
    40,000    ING Groep N.V., 7.20%, perpetual                                             $  1,006
    10,000    ING Groep N.V., 8.50%, perpetual                                                  257
                                                                                           --------
                                                                                              1,263
                                                                                           --------
              Total Financials                                                                1,263
                                                                                           --------
              Total Preferred Securities (cost: $1,013)                                       1,263
                                                                                           --------
              EXCHANGE-TRADED FUNDS (8.2%)
   552,150    Vanguard MSCI Emerging Markets ETF (cost: $24,360)                             24,587
                                                                                           --------
              Total International Equity Securities (cost: $29,290)                          29,867
                                                                                           --------
              PRECIOUS METALS AND MINERALS SECURITIES (5.4%)

              GOLD (4.5%)

              AFRICAN GOLD COMPANIES (0.6%)
    18,500    AngloGold Ashanti Ltd. ADR                                                        580
    30,000    Gold Fields Ltd. ADR                                                              375
   100,000    Harmony Gold Mining Co. Ltd. ADR                                                  896
                                                                                           --------
                                                                                              1,851
                                                                                           --------
              AUSTRALIAN GOLD COMPANIES (0.2%)
    27,800    Newcrest Mining Ltd.(b)                                                           649
                                                                                           --------
              EUROPEAN GOLD COMPANIES (0.2%)
     4,000    Randgold Resources Ltd. ADR                                                       397
                                                                                           --------
              NORTH AMERICAN GOLD COMPANIES (3.3%)
    15,000    Agnico-Eagle Mines Ltd.                                                           787
    15,000    Alamos Gold, Inc.                                                                 263
    19,000    Allied Nevada Gold Corp.*                                                         572
    55,000    AuRico Gold, Inc.*                                                                450
    11,200    Barrick Gold Corp.                                                                392
   105,000    Centerra Gold, Inc.                                                               983
   104,700    Dundee Precious Metals, Inc.*                                                     892
    54,000    Eldorado Gold Corp.                                                               696
    17,200    Goldcorp, Inc.                                                                    631
    55,000    IAMGOLD Corp.                                                                     631
    46,000    Kinross Gold Corp.                                                                447
    12,300    Newmont Mining Corp.                                                              571
    72,000    Osisko Mining Corp.*                                                              579

================================================================================

20  | USAA REAL RETURN FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
    11,400    Royal Gold, Inc.                                                             $    927
   100,000    Semafo, Inc.                                                                      344
    39,000    Yamana Gold, Inc.                                                                 671
                                                                                           --------
                                                                                              9,836
                                                                                           --------
              SOUTH AMERICAN GOLD COMPANIES (0.2%)
    13,000    Compania de Minas Buenaventura S.A. ADR                                           467
                                                                                           --------
              Total Gold (cost: $14,351)                                                     13,200
                                                                                           --------
              PLATINUM GROUP METALS (0.2%)
    26,000    Impala Platinum Holdings Ltd.(b) (cost: $649)                                     525
                                                                                           --------
              SILVER (0.2%)
    36,000    Pan American Silver Corp. (cost: $822)                                            674
                                                                                           --------
              EXCHANGE-TRADED FUNDS (0.5%)
    15,000    Market Vectors Gold Miners ETF                                                    696
     5,000    SPDR Gold Shares Trust*                                                           810
                                                                                           --------
              Total Exchange-Traded Funds (cost: $1,548)                                      1,506
                                                                                           --------
              Total Precious Metals and Minerals Securities (cost: $17,370)                  15,905
                                                                                           --------
              GLOBAL REAL ESTATE EQUITY SECURITIES (2.8%)

              COMMON STOCKS (1.6%)

              REITs - INDUSTRIAL (0.1%)
    10,700    ProLogis, Inc.                                                                    391
                                                                                           --------
              REITs - OFFICE (0.1%)
     3,500    Boston Properties, Inc.                                                           370
                                                                                           --------
              REITs - RESIDENTIAL (0.6%)
     9,000    American Campus Communities, Inc.                                                 415
     3,150    AvalonBay Communities, Inc.                                                       427
     4,900    Equity LifeStyle Properties, Inc.                                                 330
     7,500    Equity Residential Properties Trust                                               425
                                                                                           --------
                                                                                              1,597
                                                                                           --------
              REITs - RETAIL (0.3%)
     7,300    Regency Centers Corp.                                                             344
     4,400    Taubman Centers, Inc.                                                             346
                                                                                           --------
                                                                                                690
                                                                                           --------
              REITs - SPECIALIZED (0.5%)
     4,600    American Tower Corp.                                                              355
    11,500    Extra Space Storage, Inc.                                                         419

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES   SECURITY                                                                             (000)
------------------------------------------------------------------------------------------------------
     7,200  Health Care REIT, Inc.                                                            $    441
    21,000  Host Hotels & Resorts, Inc.                                                            329
                                                                                              --------
                                                                                                 1,544
                                                                                              --------
            Total Common Stocks (cost: $4,004)                                                   4,592
                                                                                              --------
            EXCHANGE-TRADED FUNDS (1.2%)
    88,000  SPDR Dow Jones International Real Estate ETF (cost: $3,441)                          3,639
                                                                                              --------
            Total Global Real Estate Equity Securities (cost: $7,445)                            8,231
                                                                                              --------

------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                         COUPON
(000)                                                           RATE          MATURITY
------------------------------------------------------------------------------------------------------
            BONDS (61.2%)

            CORPORATE OBLIGATIONS (32.2%)

            CONSUMER DISCRETIONARY (1.4%)
            ----------------------------
            APPAREL RETAIL (0.4%)
    $1,000  Limited Brands, Inc.                                6.95%         3/01/2033          1,023
                                                                                              --------
            CASINOS & GAMING (0.4%)
     1,000  Harrah's Operating Co., Inc.                       11.25          6/01/2017          1,076
                                                                                              --------
            RESTAURANTS (0.3%)
       970  Dunkin' Brands, Inc.(c)                             4.00         11/23/2017            979
                                                                                              --------
            SPECIALTY STORES (0.3%)
       998  Harbor Freight Tools USA, Inc.(c)                   5.50         11/14/2017          1,011
                                                                                              --------
            Total Consumer Discretionary                                                         4,089
                                                                                              --------
            CONSUMER STAPLES (0.3%)
            ----------------------
            SOFT DRINKS (0.3%)
     1,000  Coca-Cola Co.                                       0.26(d)       3/14/2014          1,000
                                                                                              --------
            ENERGY (5.8%)
            ------------
            COAL & CONSUMABLE FUELS (0.3%)
     1,000  Alpha Natural Resources, Inc.                       6.00          6/01/2019            925
                                                                                              --------
            OIL & GAS DRILLING (0.4%)
     1,000  Precision Drilling Corp.                            6.63         11/15/2020          1,080
                                                                                              --------
            OIL & GAS EQUIPMENT & SERVICES (0.4%)
     1,230  Exterran Holdings, Inc.                             7.25         12/01/2018          1,310
                                                                                              --------

================================================================================

22  | USAA REAL RETURN FUND

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                         COUPON                            VALUE
(000)       SECURITY                                            RATE          MATURITY           (000)
------------------------------------------------------------------------------------------------------
            OIL & GAS EXPLORATION & PRODUCTION (1.3%)
    $  500  Berry Petroleum Co.                                6.75%        11/01/2020        $    540
     1,000  Everest Acquisition, LLC                           6.88          5/01/2019           1,090
     1,000  QEP Resources, Inc.                                6.80          3/01/2020           1,115
     1,000  Samson Investment Co.(c)                           6.00          9/25/2018           1,012
                                                                                              --------
                                                                                                 3,757
                                                                                              --------
            OIL & GAS STORAGE & TRANSPORTATION (3.4%)
     1,000  Copano Energy, LLC                                 7.13          4/01/2021           1,079
     1,000  Enbridge Energy Partners, LP                       8.05         10/01/2037           1,137
     1,000  Enterprise Products Operating, LP                  7.00          6/01/2067           1,078
     1,000  Genesis Energy, LP                                 7.88         12/15/2018           1,073
       500  Markwest Energy Partners Finance Corp.             6.25          6/15/2022             548
       875  Martin Midstream Partners, LP                      8.88          4/01/2018             936
       964  NGPL PipeCo, LLC(c)                                6.75          9/15/2017             989
     1,000  NGPL PipeCo, LLC(a)                                9.63          6/01/2019           1,155
     1,000  Southern Union Co.                                 3.33(d)      11/01/2066             861
     1,310  Targa Resources Partners, LP(a)                    6.88          2/01/2021           1,441
                                                                                              --------
                                                                                                10,297
                                                                                              --------
            Total Energy                                                                        17,369
                                                                                              --------
            FINANCIALS (13.6%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (1.0%)
     1,000  Bank of New York Mellon                            0.59(d)       1/31/2014           1,003
       890  NTC Capital I                                      0.86(d)       1/15/2027             755
     1,500  State Street Capital Trust IV                      1.31(d)       6/15/2037           1,173
                                                                                              --------
                                                                                                 2,931
                                                                                              --------
            CONSUMER FINANCE (1.4%)
     1,000  Ally Financial, Inc.                               7.50          9/15/2020           1,211
     1,000  American Express Co.                               6.80          9/01/2066           1,078
     1,000  American Express Credit Corp.                      1.16(d)       6/24/2014           1,009
     1,000  John Deere Capital Corp.                           0.53(d)       3/03/2014           1,002
                                                                                              --------
                                                                                                 4,300
                                                                                              --------
            LIFE & HEALTH INSURANCE (2.1%)
     1,000  Great-West Life & Annuity Insurance Co.(a)         7.15          5/16/2046           1,043
     2,000  Lincoln National Corp.                             7.00          5/17/2066           2,055
     1,000  New York Life Global Funding(a)                    0.61(d)       4/04/2014           1,004
     1,000  Principal Financial Global Fund, LLC               0.87(d)       1/10/2031             772
     1,500  StanCorp Financial Group, Inc.                     6.90          6/01/2067           1,500
                                                                                              --------
                                                                                                 6,374
                                                                                              --------
            MULTI-LINE INSURANCE (1.7%)
     1,000  Genworth Financial, Inc.                           6.15         11/15/2066             746
     2,000  Glen Meadow(a)                                     6.51          2/12/2067           1,855

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                         COUPON                            VALUE
(000)       SECURITY                                            RATE          MATURITY           (000)
------------------------------------------------------------------------------------------------------
    $1,500  Nationwide Mutual Insurance Co.(a)                 5.81%        12/15/2024        $  1,455
     1,000  ZFS Finance USA Trust II(a)                        6.45         12/15/2065           1,075
                                                                                              --------
                                                                                                 5,131
                                                                                              --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (2.1%)
     1,000  ABN AMRO North America Holding Co.(a)              3.36(d)               -(e)        1,001
     1,000  Countrywide Financial Corp.                        6.25          5/15/2016           1,099
     1,000  General Electric Capital Corp.                     0.98(d)       4/07/2014           1,006
     1,000  General Electric Capital Corp.                     6.38         11/15/2067           1,057
     1,000  ILFC E-Capital Trust I(a)                          4.52(d)      12/21/2065             764
     1,500  JPMorgan Chase Capital XXI                         1.26(d)       2/02/2037           1,166
                                                                                              --------
                                                                                                 6,093
                                                                                              --------
            PROPERTY & CASUALTY INSURANCE (1.6%)
     1,000  Allstate Corp.                                     6.13          5/15/2037           1,044
     1,000  Chubb Corp.                                        6.38          3/29/2067           1,095
       500  HSB Group, Inc.                                    1.25(d)       7/15/2027             350
     1,000  Ironshore Holdings, Inc.(a)                        8.50          5/15/2020           1,109
     1,000  Progressive Corp.                                  6.70          6/15/2037           1,085
                                                                                              --------
                                                                                                 4,683
                                                                                              --------
            REGIONAL BANKS (2.1%)
     1,000  BB&T Corp.                                         1.01(d)       4/28/2014           1,007
     1,000  CoBank ACB(a)                                      0.91(d)       6/15/2022             822
     1,000  Fifth Third Capital Trust IV                       6.50          4/15/2037           1,004
     1,000  First Maryland Capital Trust I                     1.34(d)       1/15/2027             813
     2,000  KeyCorp Capital I                                  1.10(d)       7/01/2028           1,586
     1,000  Regions Financial Corp.                            7.75         11/10/2014           1,111
                                                                                              --------
                                                                                                 6,343
                                                                                              --------
            REITs - INDUSTRIAL (0.6%)
     1,500  DuPont Fabros Technology, LP                       8.50         12/15/2017           1,646
                                                                                              --------
            REITs - MORTGAGE (0.3%)
       988  Walter Investment Management Corp.(c)              5.75         11/28/2017             993
                                                                                              --------
            REITs - SPECIALIZED (0.7%)
     1,000  Host Hotels & Resorts, LP                          5.88          6/15/2019           1,095
     1,000  OMEGA Healthcare Investors, Inc.                   6.75         10/15/2022           1,093
                                                                                              --------
                                                                                                 2,188
                                                                                              --------
            Total Financials                                                                    40,682
                                                                                              --------
            HEALTH CARE (1.2%)
            -----------------
            HEALTH CARE FACILITIES (0.9%)
     1,000  Community Health Systems, Inc.                     7.13          7/15/2020           1,069
     1,500  HCA Holdings, Inc.                                 6.25          2/15/2021           1,541
                                                                                              --------
                                                                                                 2,610
                                                                                              --------

================================================================================

24  | USAA REAL RETURN FUND

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                         COUPON                            VALUE
(000)       SECURITY                                            RATE          MATURITY           (000)
------------------------------------------------------------------------------------------------------
            PHARMACEUTICALS (0.3%)
    $1,000  Mylan, Inc.(a)                                     6.00%        11/15/2018        $  1,105
                                                                                              --------
            Total Health Care                                                                    3,715
                                                                                              --------
            INDUSTRIALS (1.7%)
            -----------------
            AEROSPACE & DEFENSE (0.6%)
     1,000  Textron Financial Corp.(a)                         6.00          2/15/2067             880
     1,000  United Technologies Corp.                          0.58(d)      12/02/2013           1,003
                                                                                              --------
                                                                                                 1,883
                                                                                              --------
            DIVERSIFIED SUPPORT SERVICES (0.4%)
     1,000  Mobile Mini, Inc.                                  7.88         12/01/2020           1,102
                                                                                              --------
            SECURITY & ALARM SERVICES (0.4%)
     1,000  Geo Group, Inc.                                    6.63          2/15/2021           1,115
                                                                                              --------
            TRUCKING (0.3%)
       750  HDTFS, Inc.(a)                                     6.25         10/15/2022             803
                                                                                              --------
            Total Industrials                                                                    4,903
                                                                                              --------
            INFORMATION TECHNOLOGY (0.7%)
            ----------------------------
            DATA PROCESSING & OUTSOURCED SERVICES (0.4%)
     1,000  SunGard Data Systems, Inc.                         7.38         11/15/2018           1,076
                                                                                              --------
            OFFICE ELECTRONICS (0.3%)
     1,000  Xerox Corp.                                        1.13(d)       5/16/2014             998
                                                                                              --------
            Total Information Technology                                                         2,074
                                                                                              --------
            MATERIALS (0.5%)
            ---------------
            METAL & GLASS CONTAINERS (0.5%)
     1,000  Ball Corp.                                         5.75          5/15/2021           1,087
       500  Crown Americas Capital Corp. III                   6.25          2/01/2021             551
                                                                                              --------
                                                                                                 1,638
                                                                                              --------
            Total Materials                                                                      1,638
                                                                                              --------
            TELECOMMUNICATION SERVICES (1.5%)
            --------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
     1,000  Frontier Communications Corp.                      7.88          1/15/2027           1,020
                                                                                              --------
            WIRELESS TELECOMMUNICATION SERVICES (1.1%)
     1,000  NII Capital Corp.                                  7.63          4/01/2021             763
       500  SBA Telecommunications, Inc.(a)                    5.75          7/15/2020             533
     2,000  Sprint Nextel Corp.                                6.00         11/15/2022           2,065
                                                                                              --------
                                                                                                 3,361
                                                                                              --------
            Total Telecommunication Services                                                     4,381
                                                                                              --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                         COUPON                            VALUE
(000)       SECURITY                                            RATE          MATURITY           (000)
------------------------------------------------------------------------------------------------------
            UTILITIES (5.5%)
            ---------------
            ELECTRIC UTILITIES (1.5%)
    $1,000  FPL Group Capital, Inc.                            6.65%         6/15/2067        $  1,071
     1,000  NV Energy, Inc.                                    6.25         11/15/2020           1,181
     1,000  PPL Capital Funding, Inc.                          6.70          3/30/2067           1,058
     1,918  Texas Competitive Electric Holdings Co., LLC(c)    4.75         10/10/2017           1,283
                                                                                              --------
                                                                                                 4,593
                                                                                              --------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.4%)
     1,000  AES Corp.                                          7.38          7/01/2021           1,115
     2,250  Calpine Construction Finance Co., LP(a)            7.50          2/15/2021           2,497
       983  Calpine Corp.(c)                                   4.50          4/02/2018             994
       500  IPALCO Enterprises, Inc.                           5.00          5/01/2018             526
     1,000  NRG Energy, Inc.(a)                                6.63          3/15/2023           1,075
     1,000  Reliant Energy, Inc.                               7.63          6/15/2014           1,073
                                                                                              --------
                                                                                                 7,280
                                                                                              --------
            MULTI-UTILITIES (1.6%)
     1,000  Dominion Resources, Inc.                           2.61(d)       9/30/2066             941
     1,000  Integrys Energy Group, Inc.                        6.11         12/01/2066           1,050
     1,500  Puget Sound Energy, Inc.                           6.97          6/01/2067           1,599
     1,000  Wisconsin Energy Corp.                             6.25          5/15/2067           1,077
                                                                                              --------
                                                                                                 4,667
                                                                                              --------
            Total Utilities                                                                     16,540
                                                                                              --------
            Total Corporate Obligations (cost: $92,716)                                         96,391
                                                                                              --------
            EURODOLLAR AND YANKEE OBLIGATIONS (11.1%)

            CONSUMER STAPLES (0.6%)
            ----------------------
            AGRICULTURAL PRODUCTS (0.4%)
     1,000  Viterra, Inc.(a)                                   5.95          8/01/2020           1,084
                                                                                              --------
            PACKAGED FOODS & MEAT (0.2%)
       500  JBS S.A.                                          10.50          8/04/2016             553
                                                                                              --------
            Total Consumer Staples                                                               1,637
                                                                                              --------
            ENERGY (0.7%)
            ------------
            OIL & GAS STORAGE & TRANSPORTATION (0.7%)
     2,000  TransCanada Pipelines Ltd.                         6.35          5/15/2067           2,146
                                                                                              --------
            FINANCIALS (5.9%)
            ----------------
            CONSUMER FINANCE (0.3%)
     1,000  Daimler Finance N.A., LLC(a)                       1.13(d)       4/10/2014           1,003
                                                                                              --------

================================================================================

26  | USAA REAL RETURN FUND

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                         COUPON                            VALUE
(000)       SECURITY                                            RATE          MATURITY           (000)
------------------------------------------------------------------------------------------------------
            DIVERSIFIED BANKS (2.2%)
    $  580  Barclays Bank plc                                  0.75%(d)              -(e)     $    271
     1,000  Commonwealth Bank of Australia(a)                  1.04(d)       3/17/2014           1,007
     2,000  HSBC Bank plc                                      1.00(d)               -(e)        1,020
     1,000  National Australia Bank Ltd.(a)                    1.26(d)       7/25/2014           1,012
     1,000  Nordea Bank AB(a)                                  1.24(d)       1/14/2014           1,007
     1,000  Royal Bank of Scotland Group plc                   9.50          3/16/2022           1,179
     1,000  Westpac Banking Corp.(a)                           1.56(d)       1/30/2014           1,012
                                                                                              --------
                                                                                                 6,508
                                                                                              --------
            DIVERSIFIED CAPITAL MARKETS (0.3%)
     1,000  Deutsche Bank Capital Trust IV                     4.59(d)               -(e)          780
                                                                                              --------
            MULTI-LINE INSURANCE (0.9%)
     2,000  AXA S.A.                                           1.68(d)               -(e)        1,180
     1,564  Oil Insurance Ltd.(a)                              3.29(d)               -(e)        1,393
                                                                                              --------
                                                                                                 2,573
                                                                                              --------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
     1,000  KFW                                                0.38(d)       3/13/2015           1,001
       800  Santander U.S. Debt S.A.(a)                        2.49          1/18/2013             800
                                                                                              --------
                                                                                                 1,801
                                                                                              --------
            PROPERTY & CASUALTY INSURANCE (0.7%)
     2,000  QBE Capital Funding III, LP(a)                     7.25          5/24/2041           2,073
                                                                                              --------
            REINSURANCE (0.6%)
     1,500  Swiss Re Capital I, LP(a)                         6.85                  -(e)        1,573
                                                                                              --------
            SOVEREIGN DEBT (0.3%)
     1,000  Kommunalbanken A/S (NBGA)(a)                       0.42(d)      10/21/2013           1,001
                                                                                              --------
            Total Financials                                                                    17,312
                                                                                              --------
            HEALTH CARE (0.6%)
            -----------------
            PHARMACEUTICALS (0.6%)
     1,500  Valeant Pharmaceuticals International, Inc.(a)     6.75          8/15/2021           1,616
                                                                                              --------
            INDUSTRIALS (0.7%)
            -----------------
            INDUSTRIAL CONGLOMERATES (0.7%)
     2,000  Hutchison Whampoa Ltd.(a)                          6.00                  -(e)        2,130
                                                                                              --------
            INFORMATION TECHNOLOGY (0.3%)
            ----------------------------
            APPLICATION SOFTWARE (0.3%)
       998  Magic Newco, LLC(c)                                7.25         12/12/2018           1,009
                                                                                              --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                         COUPON                            VALUE
(000)       SECURITY                                            RATE          MATURITY           (000)
------------------------------------------------------------------------------------------------------
            MATERIALS (2.3%)
            ---------------
            DIVERSIFIED METALS & MINING (0.3%)
    $1,000  Calcipar S.A.(a)                                   6.88%         5/01/2018        $  1,025
                                                                                              --------
            GOLD (0.3%)
     1,000  Eldorado Gold Corp.(a)                             6.13         12/15/2020           1,022
                                                                                              --------
            METAL & GLASS CONTAINERS (0.4%)
     1,000  Ardagh Packaging Finance plc(a)                    7.38         10/15/2017           1,091
                                                                                              --------
            PAPER PRODUCTS (0.5%)
     1,500  Mercer International, Inc.                         9.50         12/01/2017           1,594
                                                                                              --------
            STEEL (0.8%)
     1,300  ArcelorMittal                                      4.25          2/25/2015           1,314
     1,000  FMG Resources (August 2006) Proprietary Ltd.       7.00         11/01/2015           1,055
                                                                                              --------
                                                                                                 2,369
                                                                                              --------
            Total Materials                                                                      7,101
                                                                                              --------
            Total Eurodollar and Yankee Obligations (cost: $32,061)                             32,951
                                                                                              --------
            ASSET-BACKED SECURITIES (1.3%)

            FINANCIALS (1.3%)
            ----------------
            ASSET-BACKED FINANCING (1.3%)
       744  Ari Fleet Lease Trust(a)                           0.76          3/15/2020             747
     1,000  Arran Residential Mortgages Funding plc(a)         1.76         11/19/2047           1,019
     1,000  Bank of America Credit Card Trust                  4.96          3/15/2016           1,035
       864  Holmes Master Issuer plc(a)                        1.74         10/15/2054             873
       235  MMAF Equipment Finance, LLC(a)                     0.90          4/15/2014             235
                                                                                              --------
                                                                                                 3,909
                                                                                              --------
            Total Financials                                                                     3,909
                                                                                              --------
            Total Asset-Backed Securities (cost: $3,874)                                         3,909
                                                                                              --------
            COMMERCIAL MORTGAGE SECURITIES (5.6%)

            FINANCIALS (5.6%)
            ----------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (5.6%)
     2,000  Bear Stearns Commercial Mortgage Securities, Inc.  4.99          9/11/2042           2,030
     1,000  Citigroup Commercial Mortgage Trust                5.40          7/15/2044           1,057
     1,000  Commercial Mortgage Pass-Through Certificates      5.21          6/10/2044           1,052
     1,000  Credit Suisse First Boston Mortgage
              Securities Corp.                                 5.10          8/15/2038           1,069
     1,000  GE Capital Commercial Mortgage Corp.               5.33          3/10/2044             953
     1,000  Greenwich Capital Commercial Funding Corp.         5.88          7/10/2038           1,129
     1,000  GS Mortgage Securities Corp. II                    5.82          8/10/2038             895

================================================================================

28  | USAA REAL RETURN FUND

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                         COUPON                            VALUE
(000)       SECURITY                                            RATE          MATURITY           (000)
------------------------------------------------------------------------------------------------------
    $1,000  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                 5.04%        10/15/2042        $    944
     1,000  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                 5.57          4/15/2043             975
       400  J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                 6.15          2/15/2051             426
     1,000  Merrill Lynch Mortgage Trust                       5.14          7/12/2038           1,036
       500  Merrill Lynch Mortgage Trust                       5.67          5/12/2039             484
       400  Morgan Stanley Capital I, Inc.                     5.82          6/11/2042             406
     1,000  Morgan Stanley Capital I, Inc.                     5.07          8/13/2042           1,049
     1,000  Wachovia Bank Commercial Mortgage Trust            5.36         12/15/2044             958
       500  Wachovia Bank Commercial Mortgage Trust            5.60         10/15/2048             549
     1,475  Wachovia Bank Commercial Mortgage Trust            5.34         11/15/2048           1,662
                                                                                              --------
                                                                                                16,674
                                                                                              --------
            Total Financials                                                                    16,674
                                                                                              --------
            Total Commercial Mortgage Securities (cost: $15,221)                                16,674
                                                                                              --------
            U.S. GOVERNMENT AGENCY ISSUES (1.7%)(h)

            OTHER U.S. GOVERNMENT GUARANTEED SECURITIES (1.7%)
     5,000  Canadian Government (cost: $5,060)                 1.00         11/01/2014           5,014
                                                                                              --------
            U.S. TREASURY SECURITIES (7.3%)

            INFLATION-INDEXED NOTES (7.3%)
     1,093  1.25%, 4/15/2014                                                                     1,127
     8,485  1.25%, 7/15/2020                                                                    10,074
     6,464  2.50%, 1/15/2029                                                                     9,236
     1,116  2.63%, 7/15/2017                                                                     1,338
                                                                                              --------
                                                                                                21,775
                                                                                              --------
            Total U.S. Treasury Securities (cost: $18,557)                                      21,775
                                                                                              --------
            MUNICIPAL BONDS (0.3%)

            APPROPRIATED DEBT (0.3%)
     1,000  Univ. of California (cost: $1,000)                 0.79(d)       7/01/2041(f)        1,000
                                                                                              --------

------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------
            EXCHANGE-TRADED FUNDS (1.7%)
    54,671  iShares iBoxx High Yield Corporate Bond Fund (cost: $5,000)                          5,104
                                                                                              --------
            Total Bonds (cost: $173,489)                                                       182,818
                                                                                              --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                             COUPON                            VALUE
$(000)/SHARES   SECURITY                                            RATE          MATURITY           (000)
----------------------------------------------------------------------------------------------------------
                MONEY MARKET INSTRUMENTS (9.8%)

                VARIABLE-RATE DEMAND NOTES (0.3%)

                MUNICIPAL BONDS (0.3%)
                ---------------------
                AIRPORT/PORT (0.3%)
    $1,000      Clark County (LOC - Landesbank
                   Baden-Wurttemberg) (cost: $1,000)               0.55%        7/01/2029         $  1,000
                                                                                                  --------
                MONEY MARKET FUNDS (9.5%)
28,216,849      State Street Institutional Liquid Reserve Fund, 0.17%(g) (cost: $28,217)            28,217
                                                                                                  --------
                Total Money Market Instruments (cost: $29,217)                                      29,217
                                                                                                  --------

                TOTAL INVESTMENTS (COST: $286,732)                                                $297,166
                                                                                                  ========

================================================================================

30  | USAA REAL RETURN FUND

================================================================================

-------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------
                                         (LEVEL 1)         (LEVEL 2)       (LEVEL 3)
                                     QUOTED PRICES OTHER SIGNIFICANT     SIGNIFICANT
                                 IN ACTIVE MARKETS        OBSERVABLE    UNOBSERVABLE
ASSETS                        FOR IDENTICAL ASSETS            INPUTS          INPUTS        TOTAL
-------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                           $ 28,044          $      -              $-     $ 28,044
  Preferred Securities                       1,072             2,012               -        3,084
International Equity Securities:
  Common Stocks                              4,017                 -               -        4,017
  Preferred Securities                         257             1,006               -        1,263
  Exchange-Traded Funds                     24,587                 -               -       24,587
Precious Metals And Minerals Securities:
  Gold                                      12,551               649               -       13,200
  Platinum Group Metals                          -               525               -          525
  Silver                                       674                 -               -          674
  Exchange-Traded Funds                      1,506                 -               -        1,506
Global Real Estate Equity Securities:
  Common Stocks                              4,592                 -               -        4,592
  Exchange-Traded Funds                      3,639                 -               -        3,639
Bonds:
  Corporate Obligations                          -            96,391               -       96,391
  Eurodollar And Yankee Obligations              -            32,951               -       32,951
  Asset-Backed Securities                        -             3,909               -        3,909
  Commercial Mortgage Securities                 -            16,674               -       16,674
  U.S. Government Agency Issues                  -             5,014               -        5,014
  U.S. Treasury Securities                  21,775                 -               -       21,775
  Municipal Bonds                                -             1,000               -        1,000
  Exchange-Traded Funds                      5,104                 -               -        5,104
Money Market Instruments:
  Variable-Rate Demand Notes                     -             1,000               -        1,000
  Money Market Funds                        28,217                 -               -       28,217
-------------------------------------------------------------------------------------------------
Total                                     $136,035          $161,131              $-     $297,166
-------------------------------------------------------------------------------------------------

For the period of January 1, 2012, through December 31, 2012, equity securities with a fair value of $1,054,000 were transferred from Level 1 to Level 2. Due to an assessment of events at the end of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2012

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 25.9% of net assets at December 31, 2012.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated

================================================================================

32  | USAA REAL RETURN FUND

================================================================================

    by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    U.S. TREASURY INFLATION-INDEXED NOTES -- designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT    Real estate investment trust

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement with the Norwegian Government.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (b) Security was fair valued at December 31, 2012, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

    (c) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at December 31, 2012. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (d) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at December 31, 2012.

    (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

================================================================================

34  | USAA REAL RETURN FUND

================================================================================

    (f) Put bond -- provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (g) Rate represents the money market fund annualized seven-day yield at December 31, 2012.

    (h) U.S. government agency issues -- mortgage-backed securities issued by Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide capital in exchange for senior preferred stock.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

December 31, 2012

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $286,732)             $297,166
  Cash                                                                           103
  Cash denominated in foreign currencies (identified cost of $18)                 18
  Receivables:
    Capital shares sold                                                          271
    USAA Asset Management Company (Note 6C)                                      165
    USAA Transfer Agency Company (Note 6D)                                         1
    Dividends and interest                                                     1,710
                                                                            --------
      Total assets                                                           299,434
                                                                            --------
LIABILITIES
  Payables:
    Capital shares redeemed                                                      177
  Accrued management fees                                                        125
  Accrued transfer agent's fees                                                   92
  Other accrued expenses and payables                                             71
                                                                            --------
      Total liabilities                                                          465
                                                                            --------
        Net assets applicable to capital shares outstanding                 $298,969
                                                                            ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                           $288,095
  Accumulated undistributed net investment income                                151
  Accumulated net realized gain on investments                                   289
  Net unrealized appreciation of investments                                  10,434
                                                                            --------
        Net assets applicable to capital shares outstanding                 $298,969
                                                                            ========
  Net asset value, redemption price, and offering price per share:
    Fund Shares (net assets of $70,209/6,675 shares outstanding)            $  10.52
                                                                            ========
    Institutional Shares (net assets of $228,760/21,734
      shares outstanding)                                                   $  10.53
                                                                            ========

See accompanying notes to financial statements.

================================================================================

36  | USAA REAL RETURN FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended December 31, 2012

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $25)                          $ 2,432
  Interest                                                                    8,117
                                                                            -------
      Total income                                                           10,549
                                                                            -------
EXPENSES
  Management fees                                                             1,289
  Administration and servicing fees:
    Fund Shares                                                                 236
    Institutional Shares                                                        101
  Transfer agent's fees:
    Fund Shares                                                               1,127
    Institutional Shares                                                        101
  Custody and accounting fees:
    Fund Shares                                                                  91
    Institutional Shares                                                         54
  Postage:
    Fund Shares                                                                  40
    Institutional Shares                                                          1
  Shareholder reporting fees:
    Fund Shares                                                                  22
  Trustees' fees                                                                 11
  Registration fees:
    Fund Shares                                                                  34
    Institutional Shares                                                         10
  Professional fees                                                              70
  Other                                                                           6
                                                                            -------
      Total expenses                                                          3,193
  Expenses reimbursed:
    Fund Shares                                                              (1,037)
    Institutional Shares                                                       (165)
                                                                            -------
      Net expenses                                                            1,991
                                                                            -------
NET INVESTMENT INCOME                                                         8,558
                                                                            -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain (loss) on:
    Investments                                                               2,404
    Foreign currency transactions                                                (2)
  Change in net unrealized appreciation/depreciation                         15,748
                                                                            -------
      Net realized and unrealized gain                                       18,150
                                                                            -------
  Increase in net assets resulting from operations                          $26,708
                                                                            =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended December 31,
-------------------------------------------------------------------------------

                                                                    2012        2011
------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                        $   8,558    $  6,810
  Net realized gain on investments                                 2,404       1,569
  Net realized loss on foreign currency transactions                  (2)         (3)
  Change in net unrealized appreciation/depreciation
    of investments                                                15,748      (5,252)
                                                               ---------------------
    Increase in net assets resulting from operations              26,708       3,124
                                                               ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
  Fund Shares                                                     (4,521)     (5,314)
  Institutional Shares                                            (3,935)     (1,453)
                                                               ---------------------
       Total distributions of net investment income               (8,456)     (6,767)
                                                               ---------------------
  Net realized gains:
    Fund Shares                                                     (570)     (1,002)
    Institutional Shares                                          (1,859)       (265)
                                                               ---------------------
       Total distributions of net realized gains                  (2,429)     (1,267)
                                                               ---------------------
       Distributions to shareholders                             (10,885)     (8,034)
                                                               ---------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
TRANSACTIONS (NOTE 5)
  Fund Shares                                                   (109,701)     55,805
  Institutional Shares                                           178,436      16,697
                                                               ---------------------
       Total net increase in net assets from
         capital share transactions                               68,735      72,502
                                                               ---------------------
  Capital contribution from USAA Transfer Agency
    Company (Note 6D)                                                  1           1
                                                               ---------------------
  Net increase in net assets                                      84,559      67,593

NET ASSETS
  Beginning of year                                              214,410     146,817
                                                               ---------------------
  End of year                                                  $ 298,969    $214,410
                                                               =====================
Accumulated undistributed net investment income:
  End of year                                                  $     151    $     51
                                                               =====================

See accompanying notes to financial statements.

================================================================================

38  | USAA REAL RETURN FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The information presented in this annual report pertains only to the USAA Real Return Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund's investment objective seeks a total return that exceeds the rate of inflation over an economic cycle.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

The Fund has two classes of shares: Real Return Fund Shares (Fund Shares) and Real Return Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment only through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

40  | USAA REAL RETURN FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

         information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ

================================================================================

42 | USAA REAL RETURN FUND

================================================================================

         materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain common stocks and certain preferred securities, all bonds, except U.S. Treasuries and exchange-traded funds, which are valued based on methods discussed in Note 1A5, and variable-rate demand notes, which are valued at amortized cost.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of

================================================================================

44  | USAA REAL RETURN FUND

================================================================================

    securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian will suspend the bank

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    credit arrangement. For the year ended December 31, 2012, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by less than $500.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

================================================================================

46  | USAA REAL RETURN FUND

================================================================================

For the year ended December 31, 2012, the Fund paid CAPCO facility fees of $2,000, which represents 0.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended
December 31, 2012.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency adjustments resulted in reclassifications made to the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $2,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2012, and 2011, were as follows:

                                                          2012           2011
                                                       -------------------------
Ordinary income*                                       $9,216,000     $8,032,000
Long-term capital gain                                  1,669,000          3,000

* Includes distributions of short-term realized capital gains, if any, which are taxable as ordinary income.

As of December 31, 2012, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                     $   296,000
Undistributed long-term capital gain                                  174,000
Unrealized appreciation of investments                             10,405,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and the mark-to-market adjustments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At December 31, 2012, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2012, were $101,087,000 and $57,810,000, respectively.

As of December 31, 2012, the cost of securities, including short-term securities, for federal income tax purposes, was $286,761,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2012, for federal income tax purposes, were $15,310,000 and $4,905,000, respectively, resulting in net unrealized appreciation of $10,405,000.

================================================================================

48  | USAA REAL RETURN FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2012, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds. Capital share transactions for all classes were as follows, in thousands:

                                             YEAR ENDED                YEAR ENDED
                                             12/31/2012                12/31/2011
-------------------------------------------------------------------------------------
                                       SHARES         AMOUNT     SHARES        AMOUNT
                                      -----------------------------------------------
FUND SHARES:
Shares sold                             5,174      $  53,412      7,517      $ 76,495
Shares issued from
  reinvested dividends                    491          5,057        535         5,303
Shares redeemed                       (16,032)      (168,170)    (2,572)      (25,993)
                                      -----------------------------------------------
Net increase (decrease) from
  capital share transactions          (10,367)     $(109,701)     5,480      $ 55,805
                                      ===============================================
INSTITUTIONAL SHARES:
Shares sold                            17,445      $ 183,083      1,765      $ 17,817
Shares issued from
  reinvested dividends                    555          5,794        173         1,718
Shares redeemed                        (1,008)       (10,441)      (280)       (2,838)
                                      -----------------------------------------------
Net increase from capital share
  transactions                         16,992      $ 178,436      1,658      $ 16,697
                                      ===============================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2012, the Fund incurred management fees, paid or payable to the Manager, of $1,289,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended December 31, 2012, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $236,000 and $101,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2012, the Fund reimbursed the Manager $10,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through May 1, 2013, to limit the annual expenses of the Fund Shares and the Institutional shares to 0.85% and 0.65%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund Shares and Institutional Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through May 1, 2013, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended December 31, 2012, the Fund incurred reimbursable expenses from the Manager for the Fund Shares and the Institutional Shares of $1,037,000 and $165,000, respectively, of which $165,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per

================================================================================

50  | USAA REAL RETURN FUND

================================================================================

    shareholder account plus out-of-pocket expenses. The Fund Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2012, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,127,000 and $101,000, respectively. For the year ended December 31, 2012, the Fund Shares recorded capital contributions and a receivable from SAS of $1,000 for adjustments related to corrections to shareholder accounts.

E. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund's Institutional Shares is one of 14 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of December 31, 2012, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                               OWNERSHIP %
------------------------------------------------------------------------------
USAA Target Retirement Income Fund                                    2.2
USAA Target Retirement 2020 Fund                                      3.7
USAA Target Retirement 2030 Fund                                      5.9
USAA Target Retirement 2040 Fund                                      5.8
USAA Target Retirement 2050 Fund                                      2.6

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                        NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended December 31, 2012, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA fund at the then-current market price with no brokerage commissions incurred.

                                                                   NET REALIZED
                                                     COST TO         GAIN TO
     SELLER                   PURCHASER             PURCHASER        SELLER
--------------------------------------------------------------------------------
USAA High Income Fund   USAA Real Return Fund      $2,076,000        $77,000

================================================================================

52  | USAA REAL RETURN FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                              PERIOD
                                                                                              ENDED
                                                      YEAR ENDED DECEMBER 31,              DECEMBER 31,
                                                  -----------------------------------------------------
                                                     2012                 2011               2010***
                                                  -----------------------------------------------------
Net asset value at beginning of period            $  9.84             $  10.02              $  10.00
                                                  --------------------------------------------------
Income (loss) from investment operations:
  Net investment income                               .38                  .34                   .08(a)
  Net realized and unrealized gain (loss)             .71                 (.12)                 (.00)(a),(b)
                                                  --------------------------------------------------
Total from investment operations                     1.09                  .22                   .08(a)
                                                  --------------------------------------------------
Less distributions from:
  Net investment income                              (.32)                (.34)                 (.06)
  Realized capital gains                             (.09)                (.06)                    -
                                                  --------------------------------------------------
Total distributions                                  (.41)                (.40)                 (.06)
                                                  --------------------------------------------------
Net asset value at end of period                  $ 10.52             $   9.84              $  10.02
                                                  ==================================================
Total return (%)*                                   11.13                 2.18                   .78
Net assets at end of period (000)                 $70,209             $167,716              $115,893
Ratios to average net assets:**
  Expenses (%)(d)                                     .85                  .85                   .85(c)
  Expenses, excluding reimbursements (%)(d)          1.51                 1.48                  1.61(c)
  Net investment income (%)                          3.14                 3.50                  3.33(c)
Portfolio turnover (%)                                 24                   24                     2

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2012, average net assets were $157,380,000. *** Fund Shares commenced operations on October 18, 2010.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                              PERIOD
                                                                                              ENDED
                                                       YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                  ------------------------------------------------------
                                                      2012                 2011              2010***
                                                  ------------------------------------------------------
Net asset value at beginning of period            $   9.85              $ 10.03              $ 10.00
                                                  --------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                .32                  .36                  .09(a)
  Net realized and unrealized gain (loss)              .79                 (.12)                 .00(a),(b),(e)
                                                  --------------------------------------------------
Total from investment operations                      1.11                  .24                  .09(a)
                                                  --------------------------------------------------
Less distributions from:
  Net investment income                               (.34)                (.36)                (.06)
  Realized capital gains                              (.09)                (.06)                   -
                                                  --------------------------------------------------
Total distributions                                   (.43)                (.42)                (.06)
                                                  --------------------------------------------------
Net asset value at end of period                  $  10.53              $  9.85              $ 10.03
                                                  ==================================================
Total return (%)*                                    11.38                 2.38                  .91
Net assets at end of period (000)                 $228,760              $46,694              $30,924
Ratios to average net assets:**
  Expenses (%)(c)                                      .65                  .65                  .65(d)
  Expenses, excluding reimbursements (%)(c)            .81                  .76                  .84(d)
  Net investment income (%)                           3.58                 3.71                 3.33(d)
Portfolio turnover (%)                                  24                   24                    2

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2012, average net assets were $100,879,000. *** Institutional Shares commenced operations on October 18, 2010.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects a net realized and unrealized gain per share, whereas the statement of operations for the period ended December 31, 2010, reflected a net realized and unrealized loss for the period. The difference in realized and unrealized gains and losses is due to the timing of sales and repurchases for the Institutional Shares in relation to fluctuating market values for the portfolio.

================================================================================

54  | USAA REAL RETURN FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2012 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2012, through December 31, 2012.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                          BEGINNING           ENDING            DURING PERIOD*
                                        ACCOUNT VALUE      ACCOUNT VALUE        JULY 1, 2012 -
                                        JULY 1, 2012     DECEMBER 31, 2012    DECEMBER 31, 2012
                                        -------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00          $1,064.60               $4.41

Hypothetical
 (5% return before expenses)               1,000.00           1,020.86                4.32

INSTITUTIONAL SHARES
Actual                                     1,000.00           1,066.00                3.38

Hypothetical
 (5% return before expenses)               1,000.00           1,021.87                3.30

* Expenses are equal to the annualized expense ratio of 0.85% for Fund Shares and 0.65% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 6.46% for Fund Shares and 6.60% for Institutional Shares for the six-month period of July 1, 2012, through December 31, 2012.

================================================================================

56  | USAA REAL RETURN FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 50 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President and Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6)
Trustee and Chairman
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA REAL RETURN FUND

================================================================================

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION | 59

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors L.P. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee
   (3) Member of Audit Committee
   (4) Member of Pricing and Investment Committee
   (5) Member of Corporate Governance Committee
   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
   (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

60  | USAA REAL RETURN FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-01/12); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Director, USAA IMCO (08/12-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Director Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

                                        TRUSTEES' AND OFFICERS' INFORMATION | 61

================================================================================

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, AMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Investments Compliance, USAA (03/12-present); Assistant Vice President, Mutual Funds Compliance, USAA (09/04-02/12).

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

62  | USAA REAL RETURN FUND

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      Paul L. McNamara
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     USAA Asset Management Company
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       USAA Investment Management Company
DISTRIBUTOR                           P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                        USAA Shareholder Account Services
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                         State Street Bank and Trust Company
ACCOUNTING AGENT                      P.O. Box 1713
                                      Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1800
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                           Under "My Accounts" on
SELF-SERVICE 24/7                     usaa.com select "Investments,"
AT USAA.COM                           then "Mutual Funds"

OR CALL                               Under "Investments" view
(800) 531-USAA                        account balances, or click
               (8722)                 "I want to...," and select
                                      the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                   --------------
       9800 Fredericksburg Road                                  PRSRT STD
       San Antonio, TX 78288                                   U.S. Postage
                                                                   PAID
                                                                   USAA
                                                              --------------


>> SAVE PAPER AND FUND COSTS
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   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

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ITEM 2.  CODE OF ETHICS.

On September 20, 2011, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 50 funds in all. Only 12 funds of the Registrant have a fiscal year-end of December 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended December 31, 2012 and 2011 were $360,045 and $348,949, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended December 31, 2012 and 2011 were $65,860 and $64,378, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended December 31, 2012 and 2011.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended December 31, 2012 and 2011.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for December 31, 2012 and 2011 were $387,250 and $378,534, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2012 and 2011 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended December 31, 2012

By:*     /s/ Adym Rygmyr
         --------------------------------------------------------------
         Signature and Title:  Adym W. Rygmyr, Secretary

Date:     02/26/2013
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     02/27/2013
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     02/26/2013
         ------------------------------

*Print the name and title of each signing officer under his or her signature.